Exhibit 10.14

IAC, LP. TO ICDC CORP

AMENDED AND RESTATED LOAN AGREEMENT

                              This Amended and Restated Loan Agreement (this “Agreement”) is entered into as of the 30th day of June, 2003, by and between IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership (“Lender”), and IRVINE COMMUNITY DEVELOPMENT COMPANY, a Delaware corporation (“Borrower”).

R E C I T A L S

                              A.     Lender has previously loaned to Borrower and Borrower has borrowed from Lender certain funds pursuant to various oral and written agreements (the “Prior Loans”).

                              B.     The parties have agreed to amend and restate all prior oral and written agreements between them relating to the Prior Loans on the terms contained herein (except with respect to the various agreements among Lender, Borrower and the other parties thereto relating to the projects commonly known as Park West and Rancho San Joaquin).

                              C.     Lender desires to loan to Borrower and Borrower desires to borrow from Lender certain additional funds in accordance with the terms and conditions set forth herein (collectively with the Prior Loans, the “Loan”).

AGREEMENT

                              NOW, THEREFORE, in consideration of the foregoing Recitals and subject to the terms and conditions set forth below, Lender and Borrower amend and restate all of their prior oral and written agreements with respect to the Prior Loans (except as set forth in the Recitals above) as follows:

1. Terms of Loan

            (a)     Agreement to Lend and Borrow.  Subject to the terms and conditions in this Agreement, Lender agrees to lend to Borrower, from time to time, at Borrower’s request, funds in an amount no less than One Hundred Thousand Dollars ($100,000) (the “Minimum Advance”) up to an aggregate amount outstanding at any time not in excess of Two Hundred Million Dollars ($200,000,000).  Each individual borrowing made under the terms of this Agreement shall hereinafter be referred to as a “Tranche” in the singular and “Tranches” in the plural, and each such Tranche may be repaid and reborrowed without premium or penalty except as set forth below.

            (b)     Promissory Note.  All Tranches borrowed pursuant to the terms of this Agreement shall be evidenced by a single Master Promissory Note executed by Borrower and attached hereto as Exhibit A (the “Promissory Note”).  The Promissory Note shall contain a schedule upon which the date, amount, loan type (Fixed Rate or Variable Rate, both as defined below), index, margin, interest rate and payment method of each Tranche shall be entered.

             (c)     Interest Rate.  So long as no Event of Default has occurred and is continuing, at Borrower’s option each Tranche shall bear interest on its unpaid principal amount from the date made until paid in full.  Interest shall be calculated daily and compounded monthly:

(i) at a fixed rate as quoted by Lender (the “Fixed Rate”); or

(ii) at a variable rate as quoted by Lender (the “Variable Rate”). In no event will the Variable Rate be less than the “Minimum Variable Rate”, determined as follows:

                     (a)     if The Irvine Company has any principal outstanding under either of its corporate revolving credit lines (collectively the “The Irvine Company Corporate Revolver and Bridge”), the Minimum Variable Rate shall be the weighted average interest rate on the outstanding principal balance of The Irvine Company Corporate Revolver and Bridge, inclusive of the index and margin but exclusive of any other costs or fees; or

                     (b)     if no principal is outstanding under The Irvine Company Corporate Revolver and Bridge, the Minimum Variable Rate shall be the LIBOR rate applicable to deposits in United States dollars for a period of one month or less.

If Borrower does not notify Lender, concurrently with each borrowing under this Agreement, of its election of a Fixed Rate or Variable Rate, the Loan shall bear interest at the Minimum Variable Rate.

Notwithstanding the above, and in any event, the interest rate shall not be lower than the applicable federal rate as determined by the Internal Revenue Service, as adjusted from time to time (as defined in 1986 Internal Revenue Code Section 1274(d), as amended from time to time).

If an Event of Default has occurred and is continuing, interest shall accrue at the Default Rate pursuant to Section 4(c) of this Agreement.

(d) Payments. Unless sooner accelerated pursuant to the terms of this Agreement:

(i) Monthly Interest Payments. Interest accrued on each Tranche as of the last day of each calendar month (“Monthly Interest Payments”) shall be:

                    (a)  due and payable on the fifth calendar day of the following month; provided that if such date falls on a day other than a Saturday, Sunday or other day when banks are authorized or required to be closed in California, Minnesota, North Carolina or New York (a

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“Banking Day”), interest shall be due and payable on the next Banking Day; or

                     (b)  with Lender’s consent, accrued on the fifth calendar day of the following month; provided that if such date falls on a day other than Banking Day, interest shall be accrued beginning on the next Banking Day, and compounded monthly until the principal balance of such Tranche is repaid, at which time such accrued and compounded interest shall be due and payable.  The Minimum Advance requirement does not apply to interest accrued.

(ii) Principal Payments:

                     (a)  Mandatory Repayment.  The entire unpaid principal amount of the Loan and all accrued interest thereon shall be due and payable at the sooner of five (5) Banking Days after a demand therefor by Lender or the expiration of this Agreement.

                     (b)  Optional Prepayment.  If Lender does not notify Borrower, concurrently with the borrowing of a Tranche under this Agreement, that a prepayment penalty shall be applicable with respect to such Tranche, such Tranche may be prepaid on any Banking Day in any principal amount without premium or penalty.  If Lender notifies Borrower, concurrently with the borrowing of a Tranche under this Agreement, that a prepayment penalty shall be applicable with respect to such Tranche, such Tranche may be prepaid subject to the terms of such prepayment penalty.

             (iii)     Intercompany Charges.  Lender and Borrower have established procedures whereby Lender and Borrower have agreed to provide services to, and incur expenditures on behalf of, the other party (collectively “Intercompany Charges”); such amounts explicitly exclude amounts owing under other loan agreements, if any, between Lender and Borrower.  Intercompany Charges shall be accounted for by The Irvine Company using generally accepted accounting principles.  A monthly accounting of the Intercompany Charges shall be presented to both Lender and Borrower by the fifteenth calendar day of the following month and shall be deemed final on the 22nd calendar day of the following month (or such earlier date as mutually agreed to by Lender and Borrower).

(a) If the sum of the Intercompany Charges (the “Net Intercompany Charges”) require that Lender make a payment to Borrower, such amount shall be:

(i) due and payable to Borrower on the twenty-third calendar day of the following month; provided that if such date falls on a day other than a Banking Day, the

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Net Intercompany Charges shall be due and payable on the next Banking Day; or

                     (ii)     at Lender’s sole option, applied, on the date that such Net Intercompany Charges are deemed final, to amounts owed by Borrower under this Agreement.  To the extent that the Net Intercompany Charges owed by Lender exceed amounts outstanding under this Agreement, Lender shall pay the remaining amount due as provided in Section 1(d)(iii)(a)(i); or

(b) If the Net Intercompany Charges require that Borrower make a payment to Lender, such amount shall be:

                     (i)     due and payable on the twenty-third calendar day of the following month; provided that if such date falls on a day other than a Banking Day, interest shall be due and payable on the next Banking Day; or

                     (ii)     with Lender’s consent, accrued on the date that such Net Intercompany Charges are deemed final; provided that if such date falls on a day other than Banking Day, interest shall be accrued beginning on the next Banking Day, and compounded monthly until the principal balance of such Tranche is repaid, at which time such accrued and compounded interest shall be due and payable.  The Minimum Advance requirement does not apply to Net Intercompany Charges.

Notwithstanding the above, Lender may consent, either in a specific instance or generally, to allow Borrower to defer the payment or accrual of Monthly Interest Payments required by Section 1(d)(i), or to defer the payment or accrual of Net Intercompany Charges due to Lender from Borrower required by Section 1(d)(iii), or both, to a date mutually agreeable to Lender and Borrower, provided that in no event will the payment or accrual of such amounts occur later than the last Banking Day of the following month.

             (e)     Expiration of Agreement.  Unless terminated sooner pursuant to Section 5(b), Lender’s commitment hereunder shall expire on June 30, 2006, and the Loan and all other amounts owed hereunder with respect to the Loan and the Lender’s commitment hereunder shall be paid in full no later than that date.

             (f)     Subordination.  Payment of the principal of, interest on, and any applicable prepayment penalties with respect to, this Agreement and the Promissory Note is expressly subordinated in right and time of payment to the payment in full of the obligations of The Irvine Company under, and the termination of all commitments to lend or otherwise advance credit under, The Irvine Company Corporate Revolver and Bridge, the New Term Loan

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Agreement dated as of December 27, 2000, the First Amended and Restated Term Loan Agreement dated as of December 27, 2000, and the private placement note agreements dated as of March 1, 1996, November 5, 1997 and November 15, 2000, respectively, each among The Irvine Company and the financial institutions party thereto.

2. Covenants and Continuing Agreements

                    During the term of this Agreement, and thereafter for so long as there are any amounts outstanding hereunder to Borrower, Borrower covenants that it shall preserve and maintain its separate legal existence and all rights, privileges, and franchises in connection therewith.

2. Representations and Warranties

                    Lender and Borrower hereby represent and warrant that this Agreement, and in Borrower’s case the Promissory Note executed of even date herewith, have been duly authorized, executed and delivered by Lender and Borrower, respectively.

3. Events of Default; Rights and Remedies on Default

(a) Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i) Non-payment. The failure of Borrower to pay any installment of principal, interest or prepayment penalty owing hereunder when due.

             (ii)     Insolvency, etc.  Borrower shall (a) apply for, suffer the appointment of or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (b) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, (g) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (h) take any action for the purpose of effecting any of the foregoing.

                     (b)     Acceleration of the Obligations.  Upon the occurrence of any Event of Default pursuant to this Agreement, all unpaid interest, principal, prepayment penalties, if any, fees or other charges outstanding under this Agreement shall be immediately due and payable, without notice or demand by Lender.  Borrower shall forthwith pay to Lender, in immediately available funds, the entire principal amount together with any interest accrued thereon.

                     (c)     Default Rate.  If an Event of Default has occurred and is continuing and Borrower has not immediately paid all amounts due, interest on all unpaid amounts shall accrue and compound daily at the lesser of:

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(i) the prime rate quoted by Wells Fargo Bank, N.A. plus three percent (3%) per annum, compounded on the first Banking Day of each month; or

(ii) the maximum rate permitted by law.

                     (d)     Upon the occurrence and during the continuance of any Event of Default, all commitments to lend additional funds to Borrower will be suspended without notice to or demand upon Borrower, and all rights of Borrower under this Agreement will be suspended without notice to Borrower.

5. Miscellaneous

(a) Modification of Agreement. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by each of the parties hereto.

             (b)     Termination of Agreement.  This Agreement may be terminated by either party at any time in a writing delivered by the party terminating this Agreement to the other party.  Upon any such termination, the entire unpaid amount of principal, accrued interest and prepayment penalties, if any, under this Agreement shall be due and payable on the fifth Banking Day thereafter, interest on such entire amount accruing thereafter at the Default Rate.

             (c)     Successors and Assigns.  This Agreement shall inure to the benefit of the parties hereto, their successors and assigns; provided, however, that neither party hereto may make an assignment of its obligations or liabilities under this Agreement without the prior written consent of the other party.

             (d)     Execution in Counterparts.  This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

             (e)     Entire Agreement.  This Agreement, together with all other instruments, agreements and certificates executed by the parties in connection herewith, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof, and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

             (f)     Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California excluding any laws that require the application of another jurisdiction’s laws.

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                    IN WITNESS WHEREOF, Lender and Borrower have duly executed this Agreement as of the day and year first written above.

LENDER:	IRVINE APARTMENT COMMUNITIES, L.P.,
a Delaware limited partnership

	By:	IRVINE APARTMENT COMMUNITIES, LLC,
a Delaware limited liability company

		By:	THE IRVINE COMPANY,
a Delaware corporation

			By:	/s/ MARC D. LEY

Marc D. Ley,
Group Senior Vice President & Chief Financial Officer

			By:	/s/ ROBERT M. LANG

Robert M. Lang,
Vice President, Capital Markets

BORROWER:	IRVINE COMMUNITY DEVELOPMENT COMPANY,
a Delaware corporation

	By:	/s/ JOSEPH D. DAVIS

Joseph D. Davis,
President & Chief Executive Officer

	By:	/s/ PATRICIA J. FROBES

Patricia J. Frobes,
Secretary

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EXHIBIT A

FORM OF PROMISSORY NOTE

          FOR VALUE RECEIVED, the undersigned, IRVINE COMMUNITY DEVELOPMENT COMPANY, a Delaware corporation (“Borrower”), hereby promises to pay to IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership (“Lender”), or its order, in lawful money of the United States of America, the principal sum of the loan amount or loan amounts, shown in Schedule 1, attached hereto and incorporated herein by this reference, together with interest on the unpaid principal balance of this Note from the date hereof until paid in full at a rate of interest equal to the interest rate or interest rates shown in Schedule 1, but in no event at a rate higher than the maximum permitted by law.  This Note is issued pursuant to that certain Amended and Restated Loan Agreement dated as of June 30, 2003, by and between Lender and Borrower, and all of the terms, covenants and conditions therein, as may be amended from time to time (the “Loan Agreement”).  All capitalized terms herein, unless otherwise specifically defined, shall have the meanings given them by the Loan Agreement.

          This Note shall mature and all payments of principal and accrued but unpaid interest and any prepayment penalties shall be due and payable five (5) Banking Days after a demand therefor by Lender.

          It shall be an event of default (i) if Borrower fails to make any payment under this Note or (ii) if Borrower becomes insolvent, commences a bankruptcy case or makes an assignment for the benefit of creditors.  Upon the occurrence of an event of default, the entire unpaid amount of principal and accrued interest hereunder may be declared by Lender to be immediately due and payable, interest on such entire amount accruing thereafter at the Default Rate.

          This Note may be prepaid, in part or in full by Borrower, at the times and on the terms specified in the Loan Agreement, by payment of all principal, interest accrued thereon to the date of prepayment and any applicable prepayment penalty, together with any other sums owed to Lender hereunder.  Any partial prepayment shall be applied first, to any sums other than principal and interest owed to Lender hereunder, second, to accrued, but unpaid interest and the balance, if any, to the principal amount of this Note.

          The undersigned hereby waives presentment, notice of nonpayment or dishonor, protest, notice of protest, demand and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.  The holder hereof shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by such holder and then only to the extent specifically set forth in writing.  A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.  No delay or omission of the holder hereof to exercise any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by the holder hereof of any past due amounts shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

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          The undersigned promises to pay costs of collection, including attorneys’ fees, whether or not suit is filed, upon the nonperformance by the undersigned of any duty or obligation arising out of or in connection with this Note.

          Time is of the essence hereof. Upon the occurrence of any event of default hereunder, the holder hereof may exercise all rights and remedies provided for herein and by law including, but not limited to, the right to enforce immediate payment in full of this Note.

          The remedies of the holder hereof as provided herein or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of the holder hereof, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

          Whenever used, the words “undersigned” and “Lender” shall be deemed to include the respective successors and assigns of each.

          This Note has been delivered to and accepted by Lender in Newport Beach, California.  This Note shall be governed and construed in accordance with and pursuant to the laws of the State of California excluding any laws that require the application of another jurisdiction’s laws.

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          IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Note the day and year first above written.

IRVINE COMMUNITY DEVELOPMENT COMPANY,
a Delaware corporation

By:	/s/ JOSEPH D. DAVIS

Joseph D. Davis,
President & Chief Executive Officer

By:	/s/ PATRICIA J. FROBES

Patricia J. Frobes,
Secretary

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SCHEDULE 1
TO
PROMISSORY NOTE

Schedule 1 to Promissory Note for Loan Agreement Between IAC, L.P. and ICDC Corp.

Positive amounts show the amount due from IAC, L.P. to ICDC Corp.
Negative amounts show the amount due from ICDC Corp. to IAC, L.P.
($ in 000s)

Date	Starting Balance	Cash Borrowed (Repaid)	Changes in Net Intercompany Charges and/or Interest Accrued	Ending Balance	Interest Rate Mode	1-Mo. LIBOR

7/1/03
7/2/03
7/3/03
7/4/03
7/5/03
7/6/03
7/7/03
7/8/03
7/9/03
7/10/03
7/11/03
7/12/03
7/13/03
7/14/03
7/15/03
7/16/03
7/17/03
7/18/03
7/19/03
7/20/03
7/21/03
7/22/03
7/23/03
7/24/03
7/25/03
7/26/03
7/27/03
7/28/03
7/29/03
7/30/03

7/31/03

Date	Revolver WAIR (Weighted Avg. Interest Rate)	Federal AFR (Monthly Rate)	Applicable Rate	Daily Interest	Month-End Interest

7/1/03
7/2/03
7/3/03
7/4/03
7/5/03
7/6/03
7/7/03
7/8/03
7/9/03
7/10/03
7/11/03
7/12/03
7/13/03
7/14/03
7/15/03
7/16/03
7/17/03
7/18/03
7/19/03
7/20/03
7/21/03
7/22/03
7/23/03
7/24/03
7/25/03
7/26/03
7/27/03
7/28/03
7/29/03
7/30/03

7/31/03

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PROMISSORY NOTE

          FOR VALUE RECEIVED, the undersigned, IRVINE COMMUNITY DEVELOPMENT COMPANY, a Delaware corporation (“Borrower”), hereby promises to pay to IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership (“Lender”), or its order, in lawful money of the United States of America, the principal sum of the loan amount or loan amounts, shown in Schedule 1, attached hereto and incorporated herein by this reference, together with interest on the unpaid principal balance of this Note from the date hereof until paid in full at a rate of interest equal to the interest rate or interest rates shown in Schedule 1, but in no event at a rate higher than the maximum permitted by law.  This Note is issued pursuant to that certain Amended and Restated Loan Agreement dated as of June 30, 2003, by and between Lender and Borrower, and all of the terms, covenants and conditions therein, as may be amended from time to time (the “Loan Agreement”).  All capitalized terms herein, unless otherwise specifically defined, shall have the meanings given them by the Loan Agreement.

          This Note shall mature and all payments of principal and accrued but unpaid interest and any prepayment penalties shall be due and payable five (5) Banking Days after a demand therefor by Lender.

          It shall be an event of default (i) if Borrower fails to make any payment under this Note or (ii) if Borrower becomes insolvent, commences a bankruptcy case or makes an assignment for the benefit of creditors.  Upon the occurrence of an event of default, the entire unpaid amount of principal and accrued interest hereunder may be declared by Lender to be immediately due and payable, interest on such entire amount accruing thereafter at the Default Rate.

          This Note may be prepaid, in part or in full by Borrower, at the times and on the terms specified in the Loan Agreement, by payment of all principal, interest accrued thereon to the date of prepayment and any applicable prepayment penalty, together with any other sums owed to Lender hereunder.  Any partial prepayment shall be applied first, to any sums other than principal and interest owed to Lender hereunder, second, to accrued, but unpaid interest and the balance, if any, to the principal amount of this Note.

          The undersigned hereby waives presentment, notice of nonpayment or dishonor, protest, notice of protest, demand and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.  The holder hereof shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by such holder and then only to the extent specifically set forth in writing.  A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.  No delay or omission of the holder hereof to exercise any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by the holder hereof of any past due amounts shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

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          The undersigned promises to pay costs of collection, including attorneys’ fees, whether or not suit is filed, upon the nonperformance by the undersigned of any duty or obligation arising out of or in connection with this Note.

          Time is of the essence hereof. Upon the occurrence of any event of default hereunder, the holder hereof may exercise all rights and remedies provided for herein and by law including, but not limited to, the right to enforce immediate payment in full of this Note.

          The remedies of the holder hereof as provided herein or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of the holder hereof, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

          Whenever used, the words “undersigned” and “Lender” shall be deemed to include the respective successors and assigns of each.

          This Note has been delivered to and accepted by Lender in Newport Beach, California.  This Note shall be governed and construed in accordance with and pursuant to the laws of the State of California excluding any laws that require the application of another jurisdiction’s laws.

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          IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Note the day and year first above written.

IRVINE COMMUNITY DEVELOPMENT COMPANY,
a Delaware corporation

By:	/s/ JOSEPH D. DAVIS

Joseph D. Davis,
President & Chief Executive Officer

By:	/s/ PATRICIA J. FROBES

Patricia J. Frobes,
Secretary

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SCHEDULE 1
TO
PROMISSORY NOTE

Schedule 1 to Promissory Note for Loan Agreement Between IAC, L.P. and ICDC Corp.

Positive amounts show the amount due from IAC, L.P. to ICDC Corp.
Negative amounts show the amount due from ICDC Corp. to IAC, L.P.
($ in 000s)

Date	Starting Balance	Cash Borrowed (Repaid)	Changes in Net Intercompany Charges and/or Interest Accrued	Ending Balance	Interest Rate Mode	1-Mo. LIBOR

7/1/03
7/2/03
7/3/03
7/4/03
7/5/03
7/6/03
7/7/03
7/8/03
7/9/03
7/10/03
7/11/03
7/12/03
7/13/03
7/14/03
7/15/03
7/16/03
7/17/03
7/18/03
7/19/03
7/20/03
7/21/03
7/22/03
7/23/03
7/24/03
7/25/03
7/26/03
7/27/03
7/28/03
7/29/03
7/30/03

7/31/03

Date	Revolver WAIR (Weighted Avg. Interest Rate)	Federal AFR (Monthly Rate)	Applicable Rate	Daily Interest	Month-End Interest

7/1/03
7/2/03
7/3/03
7/4/03
7/5/03
7/6/03
7/7/03
7/8/03
7/9/03
7/10/03
7/11/03
7/12/03
7/13/03
7/14/03
7/15/03
7/16/03
7/17/03
7/18/03
7/19/03
7/20/03
7/21/03
7/22/03
7/23/03
7/24/03
7/25/03
7/26/03
7/27/03
7/28/03
7/29/03
7/30/03

7/31/03

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ICDC CORP TO IAC, LP.

AMENDED AND RESTATED LOAN AGREEMENT

                              This Amended and Restated Loan Agreement (this “Agreement”) is entered into as of the 30th day of June, 2003, by and between IRVINE COMMUNITY DEVELOPMENT COMPANY, a Delaware corporation (“Lender”), and IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership (“Borrower”).

R E C I T A L S

                              A.     Lender has previously loaned to Borrower and Borrower has borrowed from Lender certain funds pursuant to various oral and written agreements (the “Prior Loans”).

                              B.     The parties have agreed to amend and restate all prior oral and written agreements between them relating to the Prior Loans on the terms contained herein (except with respect to the various agreements among Lender, Borrower and the other parties thereto relating to the projects commonly known as Park West and Rancho San Joaquin).

                              C.     Lender desires to loan to Borrower and Borrower desires to borrow from Lender certain additional funds in accordance with the terms and conditions set forth herein (collectively with the Prior Loans, the “Loan”).

AGREEMENT

                              NOW, THEREFORE, in consideration of the foregoing Recitals and subject to the terms and conditions set forth below, Lender and Borrower amend and restate all of their prior oral and written agreements with respect to the Prior Loans (except as set forth in the Recitals above) as follows:

1. Terms of Loan

         (a)     Agreement to Lend and Borrow.  Subject to the terms and conditions in this Agreement, Lender agrees to lend to Borrower, from time to time, at Borrower’s request, funds in an amount no less than One Hundred Thousand Dollars ($100,000) (the “Minimum Advance”) up to an aggregate amount outstanding at any time not in excess of Two Hundred Million Dollars ($200,000,000).  Each individual borrowing made under the terms of this Agreement shall hereinafter be referred to as a “Tranche” in the singular and “Tranches” in the plural, and each such Tranche may be repaid and reborrowed without premium or penalty except as set forth below.

         (b)     Promissory Note.  All Tranches borrowed pursuant to the terms of this Agreement shall be evidenced by a single Master Promissory Note executed by Borrower and attached hereto as Exhibit A (the “Promissory Note”).  The Promissory Note shall contain a schedule upon which the date, amount, loan type (Fixed Rate or Variable Rate, both as defined below), index, margin, interest rate and payment method of each Tranche shall be entered.

         (c)     Interest Rate.  So long as no Event of Default has occurred and is continuing, at Borrower’s option each Tranche shall bear interest on its unpaid principal amount from the date made until paid in full.  Interest shall be calculated daily and compounded monthly:

(i) at a fixed rate as quoted by Lender (the “Fixed Rate”); or

(ii) at a variable rate as quoted by Lender (the “Variable Rate”). In no event will the Variable Rate be less than the “Minimum Variable Rate”, determined as follows:

                (a)     if The Irvine Company has any principal outstanding under either of its corporate revolving credit lines (collectively the “The Irvine Company Corporate Revolver and Bridge”), the Minimum Variable Rate shall be the weighted average interest rate on the outstanding principal balance of The Irvine Company Corporate Revolver and Bridge, inclusive of the index and margin but exclusive of any other costs or fees; or

                 (b)     if no principal is outstanding under The Irvine Company Corporate Revolver and Bridge, the Minimum Variable Rate shall be the LIBOR rate applicable to deposits in United States dollars for a period of one month or less.

If Borrower does not notify Lender, concurrently with each borrowing under this Agreement, of its election of a Fixed Rate or Variable Rate, the Loan shall bear interest at the Minimum Variable Rate.

Notwithstanding the above, and in any event, the interest rate shall not be lower than the applicable federal rate as determined by the Internal Revenue Service, as adjusted from time to time (as defined in 1986 Internal Revenue Code Section 1274(d), as amended from time to time).

If an Event of Default has occurred and is continuing, interest shall accrue at the Default Rate pursuant to Section 4(c) of this Agreement.

(d) Payments. Unless sooner accelerated pursuant to the terms of this Agreement:

(i) Monthly Interest Payments. Interest accrued on each Tranche as of the last day of each calendar month(“Monthly Interest Payments”) shall be:

                    (a)  due and payable on the fifth calendar day of the following month; provided that if such date falls on a day other than a Saturday, Sunday or other day when banks are authorized or required to be closed in California, Minnesota, North Carolina or New York (a

“Banking Day”), interest shall be due and payable on the next Banking Day; or

             (b)  with Lender’s consent, accrued on the fifth calendar day of the following month; provided that if such date falls on a day other than Banking Day, interest shall be accrued beginning on the next Banking Day, and compounded monthly until the principal balance of such Tranche is repaid, at which time such accrued and compounded interest shall be due and payable.  The Minimum Advance requirement does not apply to interest accrued.

(ii) Principal Payments:

             (a)  Mandatory Repayment.  The entire unpaid principal amount of the Loan and all accrued interest thereon shall be due and payable at the sooner of five (5) Banking Days after a demand therefor by Lender or the expiration of this Agreement.

             (b)  Optional Prepayment.  If Lender does not notify Borrower, concurrently with the borrowing of a Tranche under this Agreement, that a prepayment penalty shall be applicable with respect to such Tranche, such Tranche may be prepaid on any Banking Day in any principal amount without premium or penalty.  If Lender notifies Borrower, concurrently with the borrowing of a Tranche under this Agreement, that a prepayment penalty shall be applicable with respect to such Tranche, such Tranche may be prepaid subject to the terms of such prepayment penalty.

             (iii)     Intercompany Charges.  Lender and Borrower have established procedures whereby Lender and Borrower have agreed to provide services to, and incur expenditures on behalf of, the other party (collectively “Intercompany Charges”); such amounts explicitly exclude amounts owing under other loan agreements, if any, between Lender and Borrower.  Intercompany Charges shall be accounted for by The Irvine Company using generally accepted accounting principles.  A monthly accounting of the Intercompany Charges shall be presented to both Lender and Borrower by the fifteenth calendar day of the following month and shall be deemed final on the 22nd calendar day of the following month (or such earlier date as mutually agreed to by Lender and Borrower).

(a) If the sum of the Intercompany Charges (the “Net Intercompany Charges”) require that Lender make a payment to Borrower, such amount shall be:

(i) due and payable to Borrower on the twenty-third calendar day of the following month; provided that if such date falls on a day other than a Banking Day, the

Net Intercompany Charges shall be due and payable on the next Banking Day; or

                    (ii)     at Lender’s sole option, applied, on the date that such Net Intercompany Charges are deemed final, to amounts owed by Borrower under this Agreement.  To the extent that the Net Intercompany Charges owed by Lender exceed amounts outstanding under this Agreement, Lender shall pay the remaining amount due as provided in Section 1(d)(iii)(a)(i); or

(b) If the Net Intercompany Charges require that Borrower make a payment to Lender, such amount shall be:

                     (i)     due and payable on the twenty-third calendar day of the following month; provided that if such date falls on a day other than a Banking Day, interest shall be due and payable on the next Banking Day; or

                     (ii)     with Lender’s consent, accrued on the date that such Net Intercompany Charges are deemed final; provided that if such date falls on a day other than Banking Day, interest shall be accrued beginning on the next Banking Day, and compounded monthly until the principal balance of such Tranche is repaid, at which time such accrued and compounded interest shall be due and payable.  The Minimum Advance requirement does not apply to Net Intercompany Charges.

Notwithstanding the above, Lender may consent, either in a specific instance or generally, to allow Borrower to defer the payment or accrual of Monthly Interest Payments required by Section 1(d)(i), or to defer the payment or accrual of Net Intercompany Charges due to Lender from Borrower required by Section 1(d)(iii), or both, to a date mutually agreeable to Lender and Borrower, provided that in no event will the payment or accrual of such amounts occur later than the last Banking Day of the following month.

         (e)     Expiration of Agreement.  Unless terminated sooner pursuant to Section 5(b), Lender's commitment hereunder shall expire on June 30, 2006, and the Loan and all other amounts owed hereunder with respect to the Loan and the Lender's commitment hereunder shall be paid in full no later than that date.

         (f)     Subordination.  Payment of the principal of, interest on, and any applicable prepayment penalties with respect to, this Agreement and the Promissory Note is expressly subordinated in right and time of payment to the payment in full of the obligations of The Irvine Company under, and the termination of all commitments to lend or otherwise advance credit under, The Irvine Company Corporate Revolver and Bridge, the New Term Loan Agreement dated as of December 27, 2000, the First Amended and Restated Term Loan

Agreement dated as of December 27, 2000, and the private placement note agreements dated as of March 1, 1996, November 5, 1997 and November 15, 2000, respectively, each among The Irvine Company and the financial institutions party thereto.

2. Covenants and Continuing Agreements

            During the term of this Agreement, and thereafter for so long as there are any amounts outstanding hereunder to Borrower, Borrower covenants that it shall preserve and maintain its separate legal existence and all rights, privileges, and franchises in connection therewith.

2. Representations and Warranties

            Lender and Borrower hereby represent and warrant that this Agreement, and in Borrower’s case the Promissory Note executed of even date herewith, have been duly authorized, executed and delivered by Lender and Borrower, respectively.

3. Events of Default; Rights and Remedies on Default

(a) Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i) Non-payment. The failure of Borrower to pay any installment of principal, interest or prepayment penalty owing hereunder when due.

            (ii)     Insolvency, etc.  Borrower shall (a) apply for, suffer the appointment of or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (b) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, (g) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (h) take any action for the purpose of effecting any of the foregoing.

         (b)     Acceleration of the Obligations.  Upon the occurrence of any Event of Default pursuant to this Agreement, all unpaid interest, principal, prepayment penalties, if any, fees or other charges outstanding under this Agreement shall be immediately due and payable, without notice or demand by Lender.  Borrower shall forthwith pay to Lender, in immediately available funds, the entire principal amount together with any interest accrued thereon.

         (c)     Default Rate.  If an Event of Default has occurred and is continuing and Borrower has not immediately paid all amounts due, interest on all unpaid amounts shall accrue and compound daily at the lesser of:

(i) the prime rate quoted by Wells Fargo Bank, N.A. plus three percent (3%) per annum, compounded on the first Banking Day of each month; or

(ii) the maximum rate permitted by law.

         (d)     Upon the occurrence and during the continuance of any Event of Default, all commitments to lend additional funds to Borrower will be suspended without notice to or demand upon Borrower, and all rights of Borrower under this Agreement will be suspended without notice to Borrower.

5. Miscellaneous

(a) Modification of Agreement. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by each of the parties hereto.

         (b)     Termination of Agreement.  This Agreement may be terminated by either party at any time in a writing delivered by the party terminating this Agreement to the other party.  Upon any such termination, the entire unpaid amount of principal, accrued interest and prepayment penalties, if any, under this Agreement shall be due and payable on the fifth Banking Day thereafter, interest on such entire amount accruing thereafter at the Default Rate.

         (c)     Successors and Assigns.  This Agreement shall inure to the benefit of the parties hereto, their successors and assigns; provided, however, that neither party hereto may make an assignment of its obligations or liabilities under this Agreement without the prior written consent of the other party.

         (d)     Execution in Counterparts.  This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

         (e)     Entire Agreement.  This Agreement, together with all other instruments, agreements and certificates executed by the parties in connection herewith, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof, and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

         (f)     Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California excluding any laws that require the application of another jurisdiction’s laws.

[Signatures on Next Page]

                    IN WITNESS WHEREOF, Lender and Borrower have duly executed this Agreement as of the day and year first written above.

LENDER:	IRVINE COMMUNITY DEVELOPMENT COMPANY,
a Delaware corporation

	By:	/s/ JOSEPH D. DAVIS

Joseph D. Davis,
President & Chief Executive Officer

	By:	/s/ PATRICIA J. FROBES

Patricia J. Frobes,
Secretary

BORROWER:	IRVINE APARTMENT COMMUNITIES, L.P.,
a Delaware limited partnership

	By:	IRVINE APARTMENT COMMUNITIES, LLC,
a Delaware limited liability company

		By:	THE IRVINE COMPANY,
a Delaware corporation

			By:	/s/ MARC D. LEY

Marc D. Ley,
Group Senior Vice President & Chief Financial Officer

			By:	/s/ ROBERT M. LANG

Robert M. Lang,
Vice President, Capital Markets

S-1

EXHIBIT A

FORM OF PROMISSORY NOTE

          FOR VALUE RECEIVED, the undersigned, IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership (“Borrower”), hereby promises to pay to IRVINE COMMUNITY DEVELOPMENT COMPANY, a Delaware corporation (“Lender”), or its order, in lawful money of the United States of America, the principal sum of the loan amount or loan amounts, shown in Schedule 1, attached hereto and incorporated herein by this reference, together with interest on the unpaid principal balance of this Note from the date hereof until paid in full at a rate of interest equal to the interest rate or interest rates shown in Schedule 1, but in no event at a rate higher than the maximum permitted by law.  This Note is issued pursuant to that certain Amended and Restated Loan Agreement dated as of June 30, 2003, by and between Lender and Borrower, and all of the terms, covenants and conditions therein, as may be amended from time to time (the “Loan Agreement”).  All capitalized terms herein, unless otherwise specifically defined, shall have the meanings given them by the Loan Agreement.

          This Note shall mature and all payments of principal and accrued but unpaid interest and any prepayment penalties shall be due and payable five (5) Banking Days after a demand therefor by Lender.

          It shall be an event of default (i) if Borrower fails to make any payment under this Note or (ii) if Borrower becomes insolvent, commences a bankruptcy case or makes an assignment for the benefit of creditors.  Upon the occurrence of an event of default, the entire unpaid amount of principal and accrued interest hereunder may be declared by Lender to be immediately due and payable, interest on such entire amount accruing thereafter at the Default Rate.

          This Note may be prepaid, in part or in full by Borrower, at the times and on the terms specified in the Loan Agreement, by payment of all principal, interest accrued thereon to the date of prepayment and any applicable prepayment penalty, together with any other sums owed to Lender hereunder.  Any partial prepayment shall be applied first, to any sums other than principal and interest owed to Lender hereunder, second, to accrued, but unpaid interest and the balance, if any, to the principal amount of this Note.

          The undersigned hereby waives presentment, notice of nonpayment or dishonor, protest, notice of protest, demand and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.  The holder hereof shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by such holder and then only to the extent specifically set forth in writing.  A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.  No delay or omission of the holder hereof to exercise any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by the holder hereof of any past due amounts shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

          The undersigned promises to pay costs of collection, including attorneys' fees, whether or not suit is filed, upon the nonperformance by the undersigned of any duty or obligation arising out of or in connection with this Note.

          Time is of the essence hereof. Upon the occurrence of any event of default hereunder, the holder hereof may exercise all rights and remedies provided for herein and by law including, but not limited to, the right to enforce immediate payment in full of this Note.

          The remedies of the holder hereof as provided herein or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of the holder hereof, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

          Whenever used, the words “undersigned” and “Lender” shall be deemed to include the respective successors and assigns of each.

          This Note has been delivered to and accepted by Lender in Newport Beach, California.  This Note shall be governed and construed in accordance with and pursuant to the laws of the State of California excluding any laws that require the application of another jurisdiction’s laws.

[Signatures on Next Page]

          IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Note the day and year first above written.

IRVINE APARTMENT COMMUNITIES, L.P.,
a Delaware limited partnership

By:	IRVINE APARTMENT COMMUNITIES, LLC,
a Delaware limited liability company

	By:	THE IRVINE COMPANY,
a Delaware corporation

		By:	/s/ MARC D. LEY

Marc D. Ley,
Group Senior Vice President & Chief Financial Officer

		By:	/s/ ROBERT M. LANG

Robert M. Lang,
Vice President, Capital Markets

SCHEDULE 1
TO
PROMISSORY NOTE

Schedule 1 to Promissory Note for Loan Agreement Between IAC, L.P. and ICDC Corp.

Positive amounts show the amount due from IAC, L.P. to ICDC Corp.
Negative amounts show the amount due from ICDC Corp. to IAC, L.P.
($ in 000s)

Date	Starting Balance	Cash Borrowed (Repaid)	Changes in Net Intercompany Charges and/or Interest Accrued	Ending Balance	Interest Rate Mode	1-Mo. LIBOR

7/1/03
7/2/03
7/3/03
7/4/03
7/5/03
7/6/03
7/7/03
7/8/03
7/9/03
7/10/03
7/11/03
7/12/03
7/13/03
7/14/03
7/15/03
7/16/03
7/17/03
7/18/03
7/19/03
7/20/03
7/21/03
7/22/03
7/23/03
7/24/03
7/25/03
7/26/03
7/27/03
7/28/03
7/29/03
7/30/03

7/31/03

Date	Revolver WAIR (Weighted Avg. Interest Rate)	Federal AFR (Monthly Rate)	Applicable Rate	Daily Interest	Month-End Interest

7/1/03
7/2/03
7/3/03
7/4/03
7/5/03
7/6/03
7/7/03
7/8/03
7/9/03
7/10/03
7/11/03
7/12/03
7/13/03
7/14/03
7/15/03
7/16/03
7/17/03
7/18/03
7/19/03
7/20/03
7/21/03
7/22/03
7/23/03
7/24/03
7/25/03
7/26/03
7/27/03
7/28/03
7/29/03
7/30/03

7/31/03

1

PROMISSORY NOTE

          FOR VALUE RECEIVED, the undersigned, IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership (“Borrower”), hereby promises to pay to IRVINE COMMUNITY DEVELOPMENT COMPANY, a Delaware corporation (“Lender”), or its order, in lawful money of the United States of America, the principal sum of the loan amount or loan amounts, shown in Schedule 1, attached hereto and incorporated herein by this reference, together with interest on the unpaid principal balance of this Note from the date hereof until paid in full at a rate of interest equal to the interest rate or interest rates shown in Schedule 1, but in no event at a rate higher than the maximum permitted by law.  This Note is issued pursuant to that certain Amended and Restated Loan Agreement dated as of June 30, 2003, by and between Lender and Borrower, and all of the terms, covenants and conditions therein, as may be amended from time to time (the “Loan Agreement”).  All capitalized terms herein, unless otherwise specifically defined, shall have the meanings given them by the Loan Agreement.

          This Note shall mature and all payments of principal and accrued but unpaid interest and any prepayment penalties shall be due and payable five (5) Banking Days after a demand therefor by Lender.

          It shall be an event of default (i) if Borrower fails to make any payment under this Note or (ii) if Borrower becomes insolvent, commences a bankruptcy case or makes an assignment for the benefit of creditors.  Upon the occurrence of an event of default, the entire unpaid amount of principal and accrued interest hereunder may be declared by Lender to be immediately due and payable, interest on such entire amount accruing thereafter at the Default Rate.

          This Note may be prepaid, in part or in full by Borrower, at the times and on the terms specified in the Loan Agreement, by payment of all principal, interest accrued thereon to the date of prepayment and any applicable prepayment penalty, together with any other sums owed to Lender hereunder.  Any partial prepayment shall be applied first, to any sums other than principal and interest owed to Lender hereunder, second, to accrued, but unpaid interest and the balance, if any, to the principal amount of this Note.

          The undersigned hereby waives presentment, notice of nonpayment or dishonor, protest, notice of protest, demand and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.  The holder hereof shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by such holder and then only to the extent specifically set forth in writing.  A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.  No delay or omission of the holder hereof to exercise any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by the holder hereof of any past due amounts shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

2

          The undersigned promises to pay costs of collection, including attorneys' fees, whether or not suit is filed, upon the nonperformance by the undersigned of any duty or obligation arising out of or in connection with this Note.

          Time is of the essence hereof. Upon the occurrence of any event of default hereunder, the holder hereof may exercise all rights and remedies provided for herein and by law including, but not limited to, the right to enforce immediate payment in full of this Note.

          The remedies of the holder hereof as provided herein or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of the holder hereof, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

          Whenever used, the words “undersigned” and “Lender” shall be deemed to include the respective successors and assigns of each.

          This Note has been delivered to and accepted by Lender in Newport Beach, California.  This Note shall be governed and construed in accordance with and pursuant to the laws of the State of California excluding any laws that require the application of another jurisdiction’s laws.

[Signatures on Next Page]

3

          IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Note the day and year first above written.

IRVINE APARTMENT COMMUNITIES, L.P.,
a Delaware limited partnership

By:	IRVINE APARTMENT COMMUNITIES, LLC,
a Delaware limited liability company

	By:	THE IRVINE COMPANY,
a Delaware corporation

		By:	/s/ MARC D. LEY

Marc D. Ley,
Group Senior Vice President & Chief Financial Officer

		By:	/s/ ROBERT M. LANG

Robert M. Lang,
Vice President, Capital Markets

4

SCHEDULE 1
TO
PROMISSORY NOTE

Schedule 1 to Promissory Note for Loan Agreement Between IAC, L.P. and ICDC Corp.

Positive amounts show the amount due from IAC, L.P. to ICDC Corp.
Negative amounts show the amount due from ICDC Corp. to IAC, L.P.
($ in 000s)

Date	Starting Balance	Cash Borrowed (Repaid)	Changes in Net Intercompany Charges and/or Interest Accrued	Ending Balance	Interest Rate Mode	1-Mo. LIBOR

7/1/03
7/2/03
7/3/03
7/4/03
7/5/03
7/6/03
7/7/03
7/8/03
7/9/03
7/10/03
7/11/03
7/12/03
7/13/03
7/14/03
7/15/03
7/16/03
7/17/03
7/18/03
7/19/03
7/20/03
7/21/03
7/22/03
7/23/03
7/24/03
7/25/03
7/26/03
7/27/03
7/28/03
7/29/03
7/30/03

7/31/03

Date	Revolver WAIR (Weighted Avg. Interest Rate)	Federal AFR (Monthly Rate)	Applicable Rate	Daily Interest	Month-End Interest

7/1/03
7/2/03
7/3/03
7/4/03
7/5/03
7/6/03
7/7/03
7/8/03
7/9/03
7/10/03
7/11/03
7/12/03
7/13/03
7/14/03
7/15/03
7/16/03
7/17/03
7/18/03
7/19/03
7/20/03
7/21/03
7/22/03
7/23/03
7/24/03
7/25/03
7/26/03
7/27/03
7/28/03
7/29/03
7/30/03

7/31/03

Sch-1